COMMERCIAL PAPER DEALER AGREEMENT (this
     "Agreement") dated as of February 23, 1995, among BT SECURITIES CORPORATION, a Delaware corporation ("BTSC"), MORGAN STANLEY & CO. INCORPORATED, a Delaware corporation ("Morgan"; BTSC and Morgan being sometimes collectively referred to herein as the "Dealers"), JEFFERSON SMURFIT CORPORATION (U.S.), a Delaware corporation ("JSC"), and JEFFERSON SMURFIT FINANCE CORPORATION, a Delaware corporation (the "Company").

          WHEREAS the Company has acquired Receivables and proposes to acquire additional Receivables from JSC pursuant to the Receivables Purchase and Sale Agreement dated as of February 23, 1995, among JSC, as Seller and Servicer, and the
Company;

          WHEREAS the Company proposes to issue and sell its short term promissory notes in the United States commercial paper market and use the net proceeds thereof to, among other things, acquire Receivables; and

          WHEREAS JSC and the Company have requested BTSC and Morgan to act as agents of the Company for the placement from time to time of the Company's commercial paper notes, and BTSC and Morgan have indicated their willingness to do so on the terms and conditions contained herein; provided, however that BTSC will only act as agent of the Company for the placement of commercial paper notes designated as "Series B" notes.

          NOW, THEREFORE, BTSC, Morgan, JSC and the Company hereby agree as follows:

          1. Definition of Terms. All capitalized terms used herein and not otherwise defined herein shall have the meanings set forth for such terms in Annex I to the Liquidity Agreement dated as of the date hereof among the Company, certain financial institutions, Bankers Trust Company, as Facility Agent, and Bankers Trust Company, as Collateral Agent (as amended, supplemented or otherwise modified from time to time, the "Liquidity Agreement").

          2. The Commercial Paper Notes. The term "Commercial Paper Notes" means promissory notes issued by the Company pursuant to the Depositary Agreements, each such note having a maturity at the time of issuance of not later than the earlier to occur of (A) fifteen days prior to the Scheduled Liquidation Commencement Date in effect on the date of issuance thereof, and
(B) the 180th day next succeeding the date of issuance thereof. The proceeds from the sale of the Commercial Paper Notes will be used by the Company for "current transactions" within the meaning of Section 3(a)(3) of the Securities Act of 1933, as amended (the "1933 Act"). The Commercial Paper Notes will be issued in such face amounts (in integral multiples of $1,000 but not less than $100,000 each) and will be sold at such discounts from their face amounts as shall be approved by the Company.

          As of the date hereof, Bankers Trust Company shall serve as Depositary and Issuing and Paying Agent for the Commercial Paper Notes (the "Depositary"), pursuant to the Depositary and Issuing and Paying Agent Agreements dated as of February 23, 1995 (as such agreements may be amended, supplemented or otherwise modified in accordance with the terms thereof, the "Depositary Agreements" and, collectively with this Agreement, the "CP Agreements"), between Bankers Trust Company, as Depositary, and the Company. One such Depositary Agreement pertains to Series A Commercial Paper, and the other pertains to Series B Commercial Paper.

          The parties hereto acknowledge that it is a fundamental premise of BTSC's participation as a Dealer, and it is the intention of the parties hereto, that the Company's program for the issuance of Commercial Paper Notes be operated in such a way that (i) BTSC will not place any Commercial Paper Notes which are supported, directly or indirectly, by the credit of its affiliate Bankers Trust Company or otherwise deal in such Commercial Paper Notes in the primary or secondary market, and that (ii) any funds provided by Bankers Trust Company will not be used to pay interest or principal on Commercial Paper Notes placed by BTSC ("BTSC Notes"). Without limiting the foregoing, it is the intent of the parties that, at any time when Bankers Trust Company shall be a Bank under the Liquidity Agreement and BTSC shall be a Dealer hereunder, the Facility Documents (including all amendments and supplements thereto) provide as follows:

          (A) the Depositary Agreements and the Liquidity
     Agreement provide that the Banks are divided into two syndicates, with Bankers Trust Company being in one syndicate only (the "BTCo Syndicate");

          (B) the Company and the Depositary may draw upon the commitments of the BTCo Syndicate solely to retire
     Commercial Paper Notes which are not BTSC Notes;

          (C) in no event will the commitment of the members of the BTCo Syndicate be used to support or pay, directly or indirectly, BTSC Notes and the BTSC Notes will be paid solely out of other funds;

          (D) funds obtained from drawings under the Liquidity
     Agreement in respect of BTSC Notes are placed in a segregated account pending payment of the BTSC Notes and are not commingled with any funds from the BTCo Syndicate;

          (E) no Commercial Paper Notes are offered or sold to BTSC hereunder if the holder of such Note or the Depositary would have a right to funds from the BTCo Syndicate for any payment with respect thereto at maturity; and

          (F) the Company does not, directly or indirectly, use the proceeds of any Series A Liquidity Loan, or use the proceeds of sale of any Series A Commercial Paper, to pay any BTSC Notes.

All instructions given by JSC, the Company and their affiliates will be consistent with the foregoing intentions, and JSC and the Company will not state in any writing to any Person that any liquidity or credit provided by Bankers Trust Company to the Company pursuant to the Liquidity Agreement or otherwise serves to enhance the creditworthiness or marketability of any BTSC Notes. JSC and the Company will include in any written material delivered to any purchaser or offeree of the Commercial Paper Notes that either refers to BTSC as a dealer of the Commercial Paper Notes or to Bankers Trust Company as a liquidity provider for the Commercial Paper Notes, an express statement that BTSC is a dealer only of Series B Commercial Paper Notes and that Bankers Trust Company provides liquidity support only for Commercial Paper Notes which are not BTSC Notes. If at any time any provision of the Facility Documents appears to conflict with the intentions of the parties set forth above, JSC and the Company will use their best efforts to amend or modify such provision so as to avoid such conflict, and in no event will JSC or the Company agree to any amendment, modification, or supplement of, or any waiver or consent to, any Facility Document that would cause such a conflict unless it shall have obtained the prior written consent of BTSC.

          3. Appointment of the Dealers. (a) The Company hereby appoints BTSC and Morgan to be its Dealers in respect of the Commercial Paper Notes, and BTSC and Morgan each accepts such appointment, subject to the terms and conditions set forth herein; provided, however, that BTSC's appointment and acceptance shall be limited to acting as Dealer in respect of Series B Commercial Paper Notes.

          (b) In soliciting purchases of the Commercial Paper Notes in accordance with clause (a) of this Section 3, each Dealer shall act solely as agent for the Company and not as principal, except as described below. Subject to Section 7, each Dealer shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Commercial Paper Notes has been solicited by such Dealer and accepted by the Company. No Dealer shall have any liability to the Company in the event any such purchase is not consummated for any reason. No Dealer shall have any obligation to, but may, purchase, as principal, Commercial Paper Notes from the Company.

          (c) Although (i) the Company has and shall have no obligation to sell, or arrange for the sale of, Commercial Paper Notes to or through the Dealers and (ii) the Dealers have and shall have no obligation to purchase Commercial Paper Notes from, or arrange for the sale of Commercial Paper Notes for the account of, the Company, the parties hereto agree that any purchase of, or arrangement for the sale of, Commercial Paper Notes made by the Dealers will be made in reliance on, among other things, the representations, warranties, covenants and agreements of JSC and the Company contained herein or made pursuant hereto and on the terms and conditions and in the manner provided herein.

          4.   Issuance of Commercial Paper Notes.

          (a) Upon receipt of instructions from the Company, Morgan and, if such Commercial Paper Notes are Series B Commercial Paper Notes, BTSC shall use reasonable efforts to solicit purchases of such face amount of the Commercial Paper Notes as the Company and the applicable Dealer(s) agree upon from time to time during the term of this Agreement. Unless otherwise instructed by the Company, each Dealer shall communicate to the Company, orally or in writing, each offer to purchase Commercial Paper Notes made to or through such Dealer, other than those rejected by such Dealer. Each Dealer shall have the right, in its discretion reasonably exercised, to reject any proposed purchase of Commercial Paper Notes, in whole or in part. Any offer or sale by a Dealer of any Commercial Paper Notes shall be made only to institutional purchasers which such Dealer reasonably believes are sophisticated, and not to individuals or by means of any solicitation of the general public (other than institutional investors).

          (b) If the Company and either Dealer shall agree upon the sale of any Commercial Paper Notes (including, but not limited to, agreement with respect to the price, face amount, maturity and discount rate thereof), (i) the Company or such Dealer, as agent of the Company, shall give instructions to the Depositary to complete, authenticate and deliver Certificated Notes, or cause the issuance of Book Entry CP Notes of the related Series (each as defined in the applicable Depositary Agreement), as the case may be, in the manner described in the applicable Depositary Agreement and (ii) the authentication and delivery to such Dealer of such Certificated Notes, or the entering of Book Entry Issuance Instructions (as defined in the applicable Depositary Agreement), as the case may be, by the Depositary shall constitute the issuance of such Commercial Paper Notes by the Company. The Company shall deliver Commercial Paper Notes (including Master Notes (as defined in the applicable Depositary Agreement)) signed by the Company to the Depositary and instructions to the Depositary to complete, authenticate and deliver such Commercial Paper Notes in the manner prescribed in the applicable Depositary Agreement.

          (c) At or prior to 11:00 a.m., New York City time, on any Business Day on which either Dealer shall have determined, in its sole judgment, that no market exists for the Commercial Paper Notes, such Dealer shall provide notice to the Depositary, the Company and the Facility Agent of such occurrence.

          (d) If either Dealer is in receipt on any date of a proposed issuance of Commercial Paper Notes of instructions then in effect from the Facility Agent pursuant to Section 3.01(a) of the Liquidity Agreement that the Depositary shall not issue or deliver Commercial Paper Notes, then such Dealer shall stop any further placements of Commercial Paper Notes by the opening of business on the next Business Day.

          (e) In the event the Company or the Facility Agent shall direct the Depositary to cease issuing Commercial Paper Notes, the Company shall instruct the Depositary to issue such Commercial Paper Notes as either Dealer shall certify were sold on the day of such Dealer's receipt of written notice of such cessation.

          (f) Neither the Company nor either Dealer has or will have any agreement, understanding or other arrangement for extension or automatic rollover of any Commercial Paper Notes.

          5. Representations and Warranties. (a) As of each date on which a Dealer solicits offers to purchase Commercial Paper Notes, as of each date on which the Company accepts an offer to purchase Commercial Paper Notes, as of each date the Company issues and delivers Commercial Paper Notes and as of each date the Offering Materials (as hereinafter defined) are amended or supplemented, the Company represents and warrants to each Dealer that (it being understood that such representations and warranties shall be deemed to relate to the Offering Materials as amended and supplemented to each such date):

               (i) The Company is a duly organized and validly existing corporation in good standing under the laws of the state of Delaware and has the corporate power and authority to own its property, to carry on its business as presently being conducted, to execute and deliver the CP Agreements to which it is a party and the Commercial Paper Notes, and to perform and observe the conditions hereof and thereof.

               (ii) The execution, delivery and performance of the CP Agreements to which the Company is a party and the issuance and sale of the Commercial Paper Notes have been duly authorized by the Company, and the CP Agreements constitute, and, when the Commercial Paper Notes have been duly executed and authenticated in accordance with the applicable Depositary Agreement against payment therefor, such Commercial Paper Notes will be entitled to the benefits of the applicable Depositary Agreement and will constitute, legal, valid and binding obligations of the Company, enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws relating to or affecting generally the enforcement of creditors' rights or by general equitable principles.

               (iii)  No consent or action of, or filing or
     registration with, any governmental or public regulatory body or authority is required to authorize, or is otherwise required in connection with, the execution, delivery or performance of the CP Agreements or the Commercial Paper Notes by the Company, except such as have already been obtained.

               (iv) Neither the execution and delivery by the Company of the CP Agreements or the Commercial Paper Notes, nor the fulfillment of or compliance with the terms and provisions hereof or thereof, will (A) violate or conflict with any law, rule or regulation applicable to the Company or any of its properties; (B) violate, conflict with or result in a breach of or a default under (I) the certificate of incorporation or by-laws of the Company (II) any agreement or instrument to which the Company is a party or by which or any of its properties (now owned or hereafter acquired) may be subject or bound, which violation, conflict, breach or default could reasonably be expected to have a Material Adverse Effect, or (III) any order, writ, judgment, award, injunction or decree binding on or affecting the Company or its property (now owned or hereafter acquired); or (C) except for Liens created pursuant to the Facility Documents, result in the creation or imposition of any Lien in favor of any other party upon any property (now owned or hereafter acquired) of the Company.

               (v) Each Commercial Paper Note issued by the Company pursuant to the applicable Depositary Agreement and in accordance with the terms hereof is exempt from the registration requirements of the 1933 Act by reason of
     Section 3(a)(3) thereof. Neither registration of any Commercial Paper Note under the 1933 Act nor qualification of an indenture under the Trust Indenture Act of 1939, as amended, with respect to such Commercial Paper Note will be required in connection with the offer, issuance, sale or delivery of such Commercial Paper Note in accordance with the terms hereof and of the applicable Depositary Agreement.

               (vi) The Company is not an "investment company" or a "company controlled by an investment company" within the meaning of the Investment Company Act of 1940, as amended.

               (vii) There are no actions, suits, proceedings or investigations pending or, to the Company's knowledge, threatened against it or to which any of its property is subject, which could reasonably be expected to materially and adversely affect its execution, delivery or performance of each CP Agreement or the Commercial Paper Notes.

               (viii) The Offering Materials (except to the extent that information therein constitutes Dealer Information, as defined in Section 10) do not include any untrue statement of a material fact, or omit to state a material fact, necessary in order to make the statements made therein, in light of the circumstances under which they are made, not misleading.

               (ix) The financial and statistical information included in the Offering Materials is in accordance with the related books and records of the Company and JSC, and is complete and correct and presents fairly, in accordance with generally accepted accounting principles, the financial position of the Company and JSC as at the dates set forth therein and the results of operations for the periods set forth therein. Such information has been prepared in conformity with generally accepted accounting principles applied on a basis which is consistent in all material respects during the periods involved, it being understood that, in the case of quarterly reports, such reports are subject to year-end adjustments.

               (x) There are no actions, suits or proceedings at law or in equity or by or before any governmental authority now pending or, to the knowledge of the Company, threatened against or affecting the Company or any property or rights of the Company which purport to challenge the legality, validity or enforceability of any CP Agreement or Commercial Paper Note or which may materially impair the ability of the Company to carry on business substantially as now being conducted by it, or which may materially adversely affect the condition (financial or otherwise), operations or properties of the Company.

               (xi) Each of its representations and warranties contained in Article VI of the Liquidity Agreement is true and correct in all material respects, except to the extent such representations and warranties expressly relate to an earlier date.

          (b) As of each date on which a Dealer solicits offers to purchase Commercial Paper Notes, as of each date on which the Company accepts an offer to purchase Commercial Paper Notes, as of each date the Company issues and delivers Commercial Paper Notes and as of each date the Offering Materials are amended or supplemented, JSC represents and warrants to each Dealer that (it being understood that such representations and warranties shall be deemed to relate to the Offering Materials as amended and supplemented to each such date):

               (i) JSC is a duly organized and validly existing corporation in good standing under the laws of the state of Delaware and has the corporate power and authority to own its property, to carry on its business as presently being conducted, to execute and deliver this Agreement and to perform and observe the conditions hereof.

               (ii) The execution, delivery and performance of this Agreement has been duly authorized by JSC, and this Agreement constitutes the legal, valid and binding obligation of JSC, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws relating to or affecting generally the enforcement of creditors' rights or by general equitable principles.

               (iii)  No consent or action of, or filing or
     registration with, any governmental or public regulatory body or authority is required to authorize, or is otherwise required in connection with, the execution, delivery or performance of this Agreement by JSC, except such as have already been obtained.

               (iv) Neither the execution and delivery by JSC of this Agreement nor the fulfillment of or compliance with the terms and provisions hereof, will (A) violate or conflict with any law, rule or regulation applicable to JSC or any of its properties; (B) violate, conflict with or result in a breach of or a default under (I) the certificate of incorporation or by-laws of JSC (II) any agreement or instrument to which JSC is a party or by which or any of its properties (now owned or hereafter acquired) may be subject or bound, which violation, conflict, breach or default could reasonably be expected to have a Material Adverse Effect, or
     (III) any order, writ, judgment, award, injunction or decree binding on or affecting JSC or its property (now owned or hereafter acquired); or (C) except for Liens created pursuant to the Facility Documents, result in the creation or imposition of any Lien in favor of any other party upon any property (now owned or hereafter acquired) of JSC.

               (v) Each Commercial Paper Note issued by the Company pursuant to the applicable Depositary Agreement and in accordance with the terms hereof is exempt from the registration requirements of the 1933 Act by reason of
     Section 3(a)(3) thereof. Neither registration of any Commercial Paper Note under the 1933 Act nor qualification of an indenture under the Trust Indenture Act of 1939, as amended, with respect to such Commercial Paper Note will be required in connection with the offer, issuance, sale or delivery of such Commercial Paper Note in accordance with the terms hereof and of the applicable Depositary Agreement.

               (vi)  Neither the Company nor JSC is an
     "investment company" or a "company controlled by an investment company" within the meaning of the Investment
     Company Act of 1940, as amended.

               (vii) There are no actions, suits, proceedings or investigations pending or, to JSC's knowledge, threatened against it or to which any of its property is subject, which could reasonably be expected to materially and adversely affect its execution, delivery or performance of each CP Agreement.

               (viii) The Offering Materials (except to the extent that information therein constitutes Dealer Information, as defined in Section 10) do not include any untrue statement of a material fact, or omit to state a material fact, necessary in order to make the statements made therein, in light of the circumstances under which they are made, not misleading.

               (ix) The financial and statistical information included in the Offering Materials is in accordance with the related books and records of the Company and JSC, and is complete and correct and presents fairly, in accordance with generally accepted accounting principles, the financial position of the Company and JSC as at the dates set forth therein and the results of operations for the periods set forth therein. Such information has been prepared in conformity with generally accepted accounting principles applied on a basis which is consistent in all material respects during the periods involved, it being understood that, in the case of quarterly reports, such reports are subject to year-end adjustments.

               (x) There are no actions, suits or proceedings at law or in equity or by or before any governmental authority now pending or, to the knowledge of JSC, threatened against or affecting JSC or any property or rights of JSC which purport to challenge the legality, validity or enforceability of any CP Agreement or which may materially impair the ability of JSC to carry on business substantially as now being conducted by it, or which may materially adversely affect the condition (financial or otherwise), operations or properties of the Company.

               (xi) Each of its representations and warranties contained in Article III of the Receivables Sale Agreement is true and correct in all material respects, except to the extent such representations and warranties expressly relate to an earlier date.

          6. Offering Materials. (a) In connection with the sale of the Commercial Paper Notes, the Company will prepare a selling memorandum (as the same may be amended, supplemented or otherwise modified from time to time, the "Offering Memorandum"). As soon as practicable after the end of each fiscal year of JSC (and in any event no more than 100 days thereafter), the Company will amend or supplement the Offering Memorandum to reflect the events of such fiscal year. The Company shall provide to each Dealer, as soon as possible after preparation of the same, the Offering Memorandum and each amendment and supplement thereto. The Company shall also supply each Dealer on a monthly basis with a Settlement Statement pursuant to Section 5.03 of the Purchase Agreement. The Offering Memorandum, each such update, each Settlement Statement and all other materials distributed by the Company or JSC, or authorized by the Company and JSC in writing for distribution by the Dealers, in connection with the sale of the Commercial Paper Notes are collectively referred to herein as the "Offering Materials". The Offering Materials may be distributed to account executives of the Dealers and their respective Affiliates and purchasers and prospective purchasers of the Commercial Paper Notes. To provide a basis for the preparation of the Offering Materials and to assist the Dealers' normal credit review procedures, the Company shall provide each of the Dealers with copies of (i) within 100 days after the end of each fiscal year of the Company, the Company's and JSC's balance sheet and related statement of income and cash flows, showing the financial condition of JSC and the Company, as the case may be, as of the close of such fiscal year and the results of its operations during such Fiscal Year, all audited by independent public accountants of recognized national standing, and, within 45 days after the end of the related fiscal quarter of JSC, any quarterly financial statements of JSC and (ii) within five Business Days after the filing of the same, all documents filed by JSC with the Securities and Exchange Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), subsequent to the date hereof and (iii) at any time when JSC has any securities outstanding which are registered pursuant to Section 12 of the Exchange Act, any other reports and proxy materials furnished by JSC to its stockholders generally until the later of the termination of this Agreement or the repayment in full of all the Commercial Paper Notes. The Company represents and warrants to each Dealer that the financial statements of JSC and the Company delivered to the Dealers in accordance with this Section 6 are or will be prepared in accordance with GAAP and fairly do or will present the financial condition and operations of JSC or the Company, as the case may be, at such date and the results of its operations for the period then ended. In addition, the Company agrees to provide each of the Dealers with such other information concerning the Company or JSC as either Dealer may from time to time reasonably request and to notify each Dealer promptly of any downgrading, or any notice of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's or JSC's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the 1933 Act. JSC and the Company authorize the exchange of information (including, without limitation, nonpublic information, except to the extent exchange of such nonpublic information would violate applicable securities laws) with respect to JSC, its subsidiaries and/or affiliates, and/or the transactions contemplated by the Facility Documents (including, without limitation, information bearing on the creditworthiness of JSC, its subsidiaries and/or affiliates and the Receivables) among the Dealers and their respective affiliates.

          (b) The Company agrees that the Offering Memorandum shall contain a statement expressly offering an opportunity for each prospective purchaser to ask questions of, and receive answers from, the Company concerning the offering of the Commercial Paper Notes and to obtain additional relevant information which the Company possesses or can acquire without unreasonable effort or expense. In addition, such Dealer may make copies of the Facility Documents available for review to purchasers and potential purchasers of Commercial Paper Notes (or their representatives) at the offices of such Dealer.

          (c) No written information, circulars or statements, other than the Offering Materials and copies of such of the Facility Documents (as amended or supplemented from time to time) which have been filed with the Securities and Exchange Commission, will be distributed by either Dealer in connection with the offering of the Commercial Paper Notes. If, at any time when either Dealer is offering Commercial Paper Notes or any Commercial Paper Notes are outstanding, any event occurs or condition exists as a result of which (x) the Offering Materials would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (y) any information furnished to either Dealer pursuant to Section 6(a) hereof would be rendered untrue or misleading, or if, in the opinion of either Dealer or the Company, it is necessary at any time to amend or supplement the Offering Materials to comply with applicable law, the Company shall immediately suspend all sales of Commercial Paper Notes, notify each Dealer and prepare and furnish to each Dealer a revision or supplement to the Offering Materials satisfactory in all respects to each Dealer, that will correct such statement or omission or effect such compliance and, upon each Dealer's approval of such revision or supplement, reinstate sales of Commercial Paper Notes; provided that the Company's obligations under this Section 6(c) with respect to untrue statements or omissions in Dealer Information (as defined in Section 10) shall be limited to untrue statements or omissions as to which the Company has knowledge.

          7. Conditions Precedent to Placement of the Commercial Paper Notes. (a) It is understood that each Dealer's obligation to use its reasonable efforts to solicit offers to purchase Commercial Paper Notes will be subject to the accuracy of the representations and warranties on the part of the Company and JSC herein and to the performance and observance by the Company and JSC of all agreements herein contained on their part to be performed and observed (in the case of such Dealer's obligation to solicit offers to purchase Commercial Paper Notes, at the time of such solicitation, and, in the case of any purchaser's obligation to purchase Commercial Paper Notes, at the time the Company accepts the offer to purchase such Commercial Paper Notes and at the time of purchase).

          (b) Prior to the solicitation or purchase of any Commercial Paper Notes hereunder, such Commercial Paper Notes shall have been rated at least "A-1" by S&P and at least "D-1" by Duff and upon each subsequent placement of Commercial Paper Notes hereunder such ratings shall be in full force and effect.

          (c) Prior to the solicitation by a Dealer or purchase of any Commercial Paper Notes hereunder, there shall not have occurred (i) any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's or JSC's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the 1933 Act, or (ii) any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations, of the Company or JSC from that set forth in the Offering Materials, that, in such Dealer's judgment, is material and adverse and that makes it, in such Dealer's judgment, impracticable to market the Commercial Paper Notes, except, in each case described in clause (i) or (ii) above, as disclosed to such Dealer in writing by the Company prior to such solicitation or, in the case of a purchase of Commercial Paper Notes, as disclosed to such Dealer before the offer to purchase such Commercial Paper Notes was made.

          8. Corporate Documents. The Company will furnish each Dealer with the following documents, in form and substance satisfactory to each of the Dealers, prior to the initial sale of Commercial Paper Notes: (a) true and complete copies of the Depositary Agreements and each other Facility Document; (b) a certified copy of resolutions, duly adopted by the Board of Directors of JSC and the Company, respectively, authorizing the execution, delivery and performance of the CP Agreements and each other Facility Document to which it is a party and, in the case of the Company, the issuance and sale of the Commercial Paper Notes; (c) a certificate from the Secretary or an Assistant Secretary of the Company and of JSC, as to the incumbency and specimen signatures of those officers authorized to sign the Commercial Paper Notes and the CP Agreements, and those officers of the Company authorized to give instructions to the Dealers concerning the issuance and sale of Commercial Paper Notes; (d) an opinion of counsel to JSC and the Company with respect to enforceability, the Company's exemption from the provisions of the Investment Company Act of 1940, as amended, and the exemption from the registration requirements of the 1933 Act and the qualification requirements of the Trust Indenture Act of 1939, as amended, and such other matters as the Dealers may reasonably request, and reliance letters for the benefit of the Dealers with respect to each other opinion delivered pursuant to the Liquidity Agreement or the Term Loan Agreement; (e) a specimen copy of each Master Note and of a Certificated Note; (f) true and correct copies of all correspondence from the rating agencies to the Company or any of its Affiliates assigning a rating to the Commercial Paper Notes; (g) a certificate of the Treasurer, Chief Financial Officer or other appropriate officer of the Company certifying that the representations and warranties set forth in Sections 5 and 6 hereof are true and correct; and (h) such other documents as either Dealer may reasonably request. The acceptance by the Company of proceeds from each sale of Commercial Paper Notes hereunder shall be deemed to constitute a representation and warranty by the Company that its certified resolutions and its incumbency certificate referred to in clauses
(b) and (c) of this Section 8 are accurate and complete and that its resolutions certified in the certificate referred to in such clause (b) are in full force and effect, in each case, as of the date of such acceptance of proceeds. The acceptance by the Company of proceeds from each sale of Commercial Paper Notes hereunder shall be deemed to constitute a representation and warranty by JSC that its certified resolutions and its incumbency certificate referred to in clauses (b) and (c) of this Section 8 are accurate and complete and that its resolutions certified in the certificate referred to in such clause (b) are in full force and effect, in each case, as of the date of such acceptance of proceeds.

          9. Covenants. (a) The Company covenants and agrees that:

               (i)  For the benefit of the Dealers and the
     holders from time to time of the Commercial Paper Notes, the Company will not permit to become effective any amendment, supplement, waiver or consent to or under any Commercial Paper Note, any Liquidity Note, the Depositary Agreements, the Liquidity Agreement, the Purchase Agreement or any other Facility Document which (w) could result in a change in the relative rights and benefits of outstanding Series A and Series B Commercial Paper Notes or, without at least 5 days' advance written notice to the Dealers, the relative size of the Commitments which support such Series of Commercial Paper Notes, (x) could reasonably be expected to adversely affect the interests of the holder of any Commercial Paper Note then outstanding (unless the Rating Agency Condition shall have been satisfied) or any Dealer (unless such Dealer has given its prior written consent), (y) without the prior written consent of BTSC, would be inconsistent with the provisions contained in the third paragraph of Section 2, or
     (z) without the prior written consent of each Dealer, change the provisions of Section 7.02 of the Liquidity Agreement.

               (ii) The Company will furnish prior notice to each of the Dealers of any proposed resignation, termination or replacement of the Depositary.

               (iii) The Company will comply fully with the agreements made by it in the Liquidity Agreement and the other Facility Documents to which it is a party and further agrees to furnish promptly to each of the Dealers copies of all notices given or delivered to or by the Facility Agent, the Collateral Agent or any Liquidity Bank under the Liquidity Agreement and the other Facility Documents. Without limiting the foregoing, the Company agrees to (A) furnish immediately to each of the Dealers notices received by it or required to be delivered by it under the Liquidity Agreement to any party thereto concerning any event or events which would result in (I) reduction of the Facility Amount under the Liquidity Agreement or (II) a Liquidation Event or Unmatured Liquidation Event, (B) immediately furnish telephonic notice to each of the Dealers (confirmed immediately thereafter in writing) of any instructions given by the Facility Agent or the Collateral Agent pursuant to the Liquidity Agreement to cease issuing and delivering Commercial Paper Notes, (C) furnish immediately to each of the Dealers notice of any event or events of which it has knowledge which would result in (I) the commencement of the Liquidation Period, (II) any Bank's short-term ratings being downgraded below A-1 by S&P or (if such Bank is rated by Duff) Duff-1 by Duff or (III) the termination or purported termination of the Commitment of any Bank or the termination or purported termination of the obligation of any Bank to make Refunding Advances and (D) promptly notify each of the Dealers of any downgrading, or of its receipt of any notice of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of a possible change, in the rating accorded any of the Company's securities (including the Commercial Paper Notes) by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the 1933 Act; provided, however, that the Company shall not be obligated to deliver any notice pursuant to subclause (C) above to the extent that JSC shall have given such notice pursuant to Section 9(b)(ii)(A).

               (iv) The Company shall give each of the Dealers written notice of any proposed amendment, modification, supplement, waiver or consent to or under the CP Agreements or the other Facility Documents, promptly upon receipt thereof (or, in the case of any amendment, modification, supplement, waiver, or consent requested by the Company, promptly upon the Company's request therefor), and in any event at least 5 days prior to the effectiveness of the same; provided, however, that, without in any way limiting
     Section 9(a)(i), such notice of any waiver of or consent to a Liquidation Event or Servicer Termination Event which has a grace period of 5 days or less may be given as soon as possible, but less than 5 days prior to the effectiveness of the same, if such waiver or consent is to become effective on or prior to the expiration of such grace period.

               (v) The offering of Commercial Paper Notes will be made for the purposes set forth in the Liquidity Agreement and the Offering Materials and the proceeds of the sale of Commercial Paper Notes will be used solely for current expenditures of the Company which qualify as current transactions, within the meaning of Section 3(a)(3) of the 1933 Act.

               (vi) The Company shall endeavor, in cooperation with the Dealers, to qualify the Commercial Paper Notes for offer and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Company and either Dealer shall determine, and shall maintain such qualifications in effect for as long as may be required for the distribution of the Commercial Paper Notes. The Company shall file such statements and reports as may be required to be filed by it by the laws of each jurisdiction in which the Commercial Paper Notes have been qualified as above provided. The Company shall also reimburse each Dealer for any reasonable fees or costs (including fees and disbursements of counsel) incurred by it in so qualifying the Commercial Paper Notes.

          (b)  JSC covenants and agrees that:

               (i)  For the benefit of the Dealers and the
     holders from time to time of the Commercial Paper Notes, JSC will not consent as shareholder of the Company to the effectiveness of any amendment, supplement, waiver or consent to or under any Commercial Paper Note, any Liquidity Note, the Depositary Agreements, the Liquidity Agreement, the Purchase Agreement or any other Facility Document and will not permit to become effective any amendment, supplement, waiver or consent to or under any Facility Document to which it is a party, in either case which (w) could result in a change in the relative rights and benefits of outstanding Series A and Series B Commercial Paper Notes or, without at least 5 days' advance written notice to the Dealers, the relative size of the Commitments which support such Series of Commercial Paper Notes, (x) could reasonably be expected to adversely affect the interests of the holder of any Commercial Paper Note then outstanding (unless the Rating Agency Condition shall have been satisfied) or any Dealer (unless such Dealer has given its prior written consent), (y) without the prior written consent of BTSC, would be inconsistent with the provisions contained in the third paragraph of Section 2, or (z) without the prior written consent of each Dealer, change the provisions of
     Section 4.01(g) of the Purchase Agreement.

               (ii) JSC will comply fully with the agreements made by it in the Facility Documents to which it is a party and further agrees to furnish promptly to each of the Dealers copies of all notices given or delivered to or by it under the Facility Documents to which it is a party.
     Without limiting the foregoing, JSC agrees to (A) furnish immediately to each of the Dealers notices of any event or events of which it has knowledge which would result in (I) the commencement of the Liquidation Period, (II) any Bank's short-term ratings being downgraded below A-1 by S&P or (if such Bank is rated by Duff) Duff-1 by Duff or (III) the termination or purported termination of the Commitment of any Bank or the termination or purported termination of the obligation of any Bank to make Refunding Advances and (B) promptly notify each of the Dealers of any downgrading, or of its receipt of any notice of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of a possible change, in the rating accorded any of JSC's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the 1933 Act; provided, however, that JSC shall not be obligated to deliver any notice pursuant to subclause (A) above to the extent the Company shall have given such notice pursuant to
     Section 9(a)(iii)(C).

               (iii) JSC shall give each of the Dealers written notice of any proposed amendment, modification, supplement, waiver or consent to or under the CP Agreements or the other Facility Documents, requested or to be executed by it, promptly upon receipt thereof, and in any event at least 5 days prior to the effectiveness of the same.

               (iv) The offering of Commercial Paper Notes will be made for the purposes set forth in the Liquidity Agreement and the Offering Materials and the proceeds of the sale of Commercial Paper Notes will be used solely for current expenditures of the Company which qualify as current transactions, within the meaning of Section 3(a)(3) of the 1933 Act.

               (v) JSC shall file such statements and reports as may be required by the laws of each jurisdiction in which the Commercial Paper Notes have been qualified as provided in Section 9(a)(vi) above.

          10. Indemnification. (a) The Company and JSC agree to indemnify and hold harmless each Dealer, each Person who "controls" either Dealer within the meaning of either the 1933 Act or the Exchange Act), any Affiliate of either of the Dealers or of any such controlling Person and their respective directors, officers, incorporators, shareholders, partners, employees and agents (each such Person being an "Indemnitee") against any and all losses, claims, damages, liabilities, costs or expenses (including, without limitation, reasonable fees and disbursements of counsel), or judgments of whatever kind or nature, imposed on, incurred by or asserted against such an Indemnitee arising out of or based upon any allegation that any Offering Materials include an untrue statement of material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company and JSC will reimburse each Indemnitee for all expenses (including, without limitation reasonable fees and disbursements of counsel) as they are incurred by such Indemnitee in connection with investigating or defending any such loss, claim, damage, liability or judgment. The above indemnifications and other obligations shall be joint and several obligations of JSC and the Company.

          It is agreed, however, that the obligations of the Company and JSC to any Indemnitee under this Section 10 shall not extend to loss, claim, damage, liability or judgment arising out of or based upon any untrue statement or alleged untrue statement or alleged omission made in the Offering Materials that, in the case of each of the foregoing, is made in reliance upon and in conformity with information that is furnished to the Company in writing by such Indemnitee (or the related Dealer) after the date hereof expressly for use in the Offering Materials (such information being herein called "Dealer Information").

          Each Indemnitee shall notify the Company and JSC promptly of any investigation, litigation or proceeding known to it in respect of which it may seek indemnification hereunder and shall allow the Company or JSC, should either of them elect to do so, to assume the defense or conduct thereof; provided, however, that if an Indemnitee shall have been advised by its counsel that materially different defenses are available to it than to the Company and/or JSC, as the case may be, then such Indemnitee shall be entitled to retain its own counsel and shall be entitled to reimbursement by the Company and JSC for the reasonable fees and disbursements of such counsel as provided in this Section 10.

          (b) Each of the Company and JSC further agrees that it will not, without the prior written consent of the Dealer seeking indemnification (or the affiliate of such Dealer, in the case of an Indemnitee other than a Dealer), settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification is or may be sought by such Dealer or any other Indemnitee related to such Dealer hereunder (whether or not BTSC, Morgan or any other Indemnitee is an actual or potential party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of such Dealer and each other Indemnitee from all liability arising out of such claim, action, suit or proceeding.

          (c) If, for any reason, the indemnification in the first paragraph of Section 10(a) is unavailable (other than for the reason set forth in the second paragraph of Section 10(a)) to an Indemnitee or is insufficient to hold such Indemnitee harmless, the Company and JSC jointly and severally further agree, subject to the following paragraph, to contribute to the amount to be paid or payable by the applicable Dealer (or affiliated Indemnitee) as a result of such losses, claims, damages, liabilities, judgments, costs and expenses (including, without limitation reasonable fees and disbursements of counsel) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Indemnitee (or, if the Indemnitee is not a Dealer, the related Dealer) on the other hand; or, if such allocation is not permitted by applicable law, to reflect not only the relative benefits described above but also the relative fault of the Company and JSC on the one hand and such Indemnitee (or, if the Indemnitee is not a Dealer, the related Dealer) on the other hand, as well as any relevant equitable considerations, in each case under this subsection (c), subject to the limitation that, in any event, the aggregate contribution by a Dealer and its affiliated Indemnitees to all losses, claims, damages, liabilities, judgments, costs and expenses with respect to which contribution is available hereunder shall not exceed the amount of fees actually received by such Dealer hereunder.

          No Person guilty of fraudulent misrepresentation
(within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          (d) Notwithstanding anything to the contrary herein, all obligations of the Company pursuant to this Section 10 shall be payable by the Company only to the extent of its assets available therefor pursuant to Sections 9.07 and 9.08 of the Liquidity Agreement and, to the extent assets are not available for the payment thereof, shall not constitute a claim against the Company.

          11. Payment and Delivery. Payment for and delivery of Commercial Paper Notes sold pursuant to this Agreement shall be made in accordance with the applicable Depositary Agreement.

          12. Compensation. As consideration for each Dealer's decision to enter into this Agreement, and its agreement to be bound by the terms set forth herein, the Company shall pay each Dealer, on a discount basis, a commission (the "Dealer Fee") for the sale of each Commercial Paper Note at such rate as shall be agreed from time to time by the Company and such Dealer. In addition, the Company shall, whether or not any sale of Commercial Paper Notes is consummated, pay all expenses (including the printing and distribution costs associated with any Offering Materials, and the reasonable fees and expenses of such Dealer's counsel) incurred by each Dealer in relation to this Agreement and the transactions contemplated herein.

          13. Notices. All notices required or permitted under the terms and provisions hereof shall be made in writing or by facsimile transmission, other than the notices pursuant to
Section 4(d), Section 9(a)(iii) and Section 9(b)(ii) hereof which shall be made by telephonic communication and followed up later that day in writing or by facsimile transmission, and shall, unless otherwise provided for herein, be effective when received at the address specified below each party's signature hereon or at such other address as shall be specified in a notice furnished hereunder.

          14. Governing Law. This Agreement and the rights of the parties hereunder shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflict of laws principles.

          15. CONSENT TO JURISDICTION; WAIVER OF PERSONAL SERVICE AND VENUE; WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY AGREES TO THE NONEXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE CITY OF NEW YORK, NEW YORK (AND ANY COURTS HEARING APPEALS FROM SUCH STATE OR FEDERAL COURT) OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO SUCH PARTY AT ITS ADDRESS SPECIFIED IN ACCORDANCE WITH SECTION 13. EACH OF THE PARTIES HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER WITHIN THE STATE OF NEW YORK AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY ANY COURT IN SUCH STATE. EACH OF THE PARTIES HERETO HEREBY EXPRESSLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT, POWER OR REMEDY UNDER OR IN CONNECTION WITH THIS AGREEMENT OR UNDER OR IN CONNECTION HEREWITH, AND AGREES THAT ANY SUCH ACTION SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THE TERMS AND PROVISIONS OF THIS SECTION CONSTITUTE A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS AGREEMENT.

          16. Termination. This Agreement may be terminated as to either or both Dealers, at any time, by the Company or either Dealer (as to its own rights and obligations hereunder), upon at least 30 days' written notice to the Collateral Agent and to the other parties hereto; provided, however, that such termination shall not affect the obligations of the parties hereunder with respect to Commercial Paper Notes unpaid at the time of such termination or with respect to actions or events occurring prior to such termination and; provided further, that the reimbursement and indemnification provisions of Sections 9(a)(vi), 9(b)(v), 10 and 12 hereof shall survive any such termination; and provided, further that any termination of this Agreement as to one Dealer shall terminate the rights and obligations of such Dealer hereunder without in any way affecting the rights and obligations of the other Dealer hereunder.

          17. Assignments. JSC and the Company may not assign (excluding an assignment for security purposes under Section 9.01 of the Liquidity Agreement), either in whole or in part, any of their rights or obligations under this Agreement without the prior consent of each of the Dealers, and any such assignment without such consent shall be null and void. No Dealer may assign, either in whole or in part, any of its rights or obligations under this Agreement to any Person without the prior written consent of the Company, and any such assignment without such consent shall be null and void.

          18. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together, shall constitute one and the same instrument and any party hereto may execute this Agreement by signing one or more counterparts. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

          19. Entire Agreement. This Agreement constitutes the entire understanding among the parties hereto with respect to the placement of Commercial Paper Notes and supersedes any prior agreements, written or oral, with respect to such subject matter.

          20. Captions. The captions in this Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

          21. Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity of such provisions in any other jurisdiction.

          22. No Proceeding. Each of the Dealers hereby agrees that it will not institute against the Company any involuntary proceeding of the type referred to in the definition of "Insolvency Event" for at least one year and one day following the latest to occur, after termination of this Agreement, of (i) payment in full of the latest maturing Commercial Paper Note,
(ii) payment in full of all Liquidity Loans and (iii) payment in full of the Term Loan. The foregoing shall not limit the right of either Dealer to file any claim in or otherwise take any action with respect to any such proceeding which was instituted against the Company by any Person other than such Dealer.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                    JEFFERSON SMURFIT CORPORATION (U.S.)


                    by


                         Name:
                         Title:

                         Jefferson Smurfit Corporation (U.S.)
                         8182 Maryland Ave.
                         St. Louis, MO  63105
                         Attention of General Counsel
                         Telephone No.: (314) 746-1153
                         Facsimile No.: (314) 746-1184

                    JEFFERSON SMURFIT FINANCE CORPORATION


                    by


                         Name:
                         Title:
                         ______________________________________
                         ______________________________________
                         Telephone No.:
                         Facsimile No.:

                    BT SECURITIES CORPORATION


                    by


                         Name:
                         Title:

                         BT Securities Corporation
                         130 Liberty Street, 33rd Floor
                         New York, NY  10006
                         Telephone No.: (212) 775-2361
                         Facsimile No.: (212) 250-0810
                         Attention: __________________

                         MORGAN STANLEY & CO. INCORPORATED


                         by


                         Name:
                         Title:
                         1221 6th Avenue, 5th Floor
                         New York, NY  10020
                         Telephone No.:  (212) 296-2011
                         Facsimile No.:  (212) 296-2034
                         Attention: Sanjeev Khanna